Rule 497(e)
                                                            File No.  333-25269



                            Schwab Select(R) Annuity
                                 Distributed by
                           Charles Schwab & Co., Inc.

                                    Issued by
                First Great-West Life & Annuity Insurance Company
                      Supplement dated January 31, 2003 to
                          Prospectus dated May 1, 2002


Effective March 1, 2003, the Guarantee Period Fund will no longer be offered as an investment option under the Contract. As a result, new contributions and transfers into the Guarantee Period Fund will not be accepted after February 28, 2003. This change will not impact any Guarantee Period already in effect.

We will notify you prior to the expiration of any maturing Guarantee Period(s). As noted on page 14 of the prospectus under the heading "Subsequent Guarantee Periods," unless you provide allocation instructions otherwise, the maturity value will be allocated to the Schwab Money Market Sub-Account upon the maturity of a Guarantee Period since no further Guarantee Period will be available.


                   This supplement should be retained with the
             Schwab Select Annuity Prospectus for future reference.